Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2020 Results & Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 6, 2020--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2020 of $124.5 million or $1.11 per diluted share, compared to $144.6 million or $1.47 per diluted share for the quarter ended September 30, 2019.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.16 per common share. The dividend is payable on December 10, 2020, to shareholders of record on December 1, 2020.
"We are encouraged by the increase in our third quarter earnings as compared to the second quarter due to a lower loss provision driven by a decrease in the number of new COVID-19 default notices received on our insured portfolio,” said Mark A. Casale, Chairman and Chief Executive Officer. “Although our outlook on the economy remains cautious, we are pleased with the resilience and strength that housing has demonstrated throughout the year which has been a bright spot in the economy and positive for high credit quality growth in our business.”
Financial Highlights:
•Insurance in force as of September 30, 2020 was $190.8 billion, compared to $174.6 billion as of June 30, 2020 and $161.0 billion as of September 30, 2019.

•New insurance written for the third quarter was $36.7 billion, compared to $28.2 billion in the second quarter of 2020 and $18.7 billion in the third quarter of 2019.

•Net premiums earned for the third quarter were $222.3 million, compared to $211.5 million in the second quarter of 2020 and $203.5 million in the third quarter of 2019.

•The expense ratio for the third quarter was 16.7%, compared to 18.4% in the second quarter of 2020 and 20.4% in the third quarter of 2019.

•The provision for losses and LAE for the third quarter was $55.3 million, compared to a provision of $175.9 million in the second quarter of 2020 and a provision of $10.0 million in the third quarter of 2019.

•The percentage of loans in default as of September 30, 2020 was 4.54%, compared to 5.19% as of June 30, 2020 and 0.75% as of September 30, 2019.
◦As of October 31, 2020, the percentage of loans in default was 4.25%.

•The combined ratio for the third quarter was 41.6%, compared to 101.5% in the second quarter of 2020 and 25.3% in the third quarter of 2019.

•Other income for the third quarter includes a $0.7 million loss for the change in the fair value of embedded derivatives in certain of our third-party reinsurance agreements, compared to a gain of $2.5 million in the second quarter of 2020 and a loss of $0.8 million in the third quarter of 2019.

•The consolidated balance of cash and investments at September 30, 2020 was $4.7 billion, including cash and investment balances at Essent Group Ltd. of $685.0 million.

•The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 11.6:1 as of September 30, 2020.

•On October 8, 2020, Essent Guaranty, Inc. obtained $399.2 million of fully collateralized excess of loss reinsurance coverage on mortgage insurance policies written by Essent in September 2019 through July 2020 from Radnor Re 2020-2 Ltd., a newly formed Bermuda special purpose insurer. Radnor Re 2020-2 Ltd. is not a subsidiary or an affiliate of Essent Group Ltd.

•During the third quarter, A.M. Best affirmed its “A (Excellent)” financial strength rating of Essent Guaranty, Inc. and a long-term issuer credit rating of "a" of the operating subsidiaries of Essent Group Ltd. Essent Guaranty, Inc. also has financial strength ratings of “A3” by Moody’s and “BBB+” by S&P.

•On October 14, 2020, Essent Group Ltd. entered into an amended and restated credit facility, increasing to $625 million the committed capacity and extending the contractual maturity to October 16, 2023.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 833-287-0797 inside the U.S., or 647-689-4456 for international callers, using passcode 3494393 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 3494393.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 18, 2020, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance ("ESG") initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2020

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Defaults, Reserve for Losses and LAE, and Claims
Exhibit K	Investments Available for Sale
Exhibit L	Insurance Company Capital
Exhibit M	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2020	2019	2020	2019
Revenues:
Direct premiums written	$243,390	$208,567	$677,414	$589,081
Ceded premiums	(21,167)	(10,263)	(57,544)	(24,729)
Net premiums written	222,223	198,304	619,870	564,352
Decrease in unearned premiums	35	5,169	20,355	5,402
Net premiums earned	222,258	203,473	640,225	569,754
Net investment income	18,639	21,104	59,138	61,565
Realized investment gains, net	267	1,153	2,133	2,396
Other income	1,874	657	6,459	5,090
Total revenues	243,038	226,387	707,955	638,805

Losses and expenses:
Provision for losses and LAE	55,280	9,990	239,220	22,057
Other underwriting and operating expenses	37,100	41,588	117,866	124,138
Interest expense	2,227	2,584	6,925	7,933
Total losses and expenses	94,607	54,162	364,011	154,128

Income before income taxes	148,431	172,225	343,944	484,677
Income tax expense	23,895	27,595	54,505	75,922
Net income	$124,536	$144,630	$289,439	$408,755

Earnings per share:
Basic	$1.11	$1.48	$2.78	$4.18
Diluted	1.11	1.47	2.77	4.16

Weighted average shares outstanding:
Basic	111,908	97,822	104,147	97,739
Diluted	112,134	98,257	104,383	98,178

Net income	$124,536	$144,630	$289,439	$408,755

Other comprehensive income (loss):
Change in unrealized appreciation of investments	12,036	17,367	76,247	91,720
Total other comprehensive income	12,036	17,367	76,247	91,720
Comprehensive income	$136,572	$161,997	$365,686	$500,475

Loss ratio	24.9%	4.9%	37.4%	3.9%
Expense ratio	16.7	20.4	18.4	21.8
Combined ratio	41.6%	25.3%	55.8%	25.7%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2020	2019
Assets
Investments
Fixed maturities available for sale, at fair value	$3,549,397	$3,035,385
Short-term investments available for sale, at fair value	952,952	315,362
Total investments available for sale	4,502,349	3,350,747
Other invested assets	83,063	78,873
Total investments	4,585,412	3,429,620
Cash	118,691	71,350
Accrued investment income	19,152	18,535
Accounts receivable	45,434	40,655
Deferred policy acquisition costs	16,704	15,705
Property and equipment	14,596	17,308
Prepaid federal income tax	279,136	261,885
Other assets	27,963	18,367

Total assets	$5,107,088	$3,873,425

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$307,737	$69,362
Unearned premium reserve	258,532	278,887
Net deferred tax liability	281,506	249,620
Credit facility borrowings, net of deferred costs	424,658	224,237
Other accrued liabilities	88,111	66,474
Total liabilities	1,360,544	888,580

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 112,423 shares in 2020 and 98,394 shares in 2019	1,686	1,476
Additional paid-in capital	1,566,448	1,118,655
Accumulated other comprehensive income	132,434	56,187
Retained earnings	2,045,976	1,808,527
Total stockholders' equity	3,746,544	2,984,845

Total liabilities and stockholders' equity	$5,107,088	$3,873,425

Return on average equity (1)	11.5%	20.8%

(1) The 2020 return on average equity is calculated by dividing annualized year-to-date 2020 net income by average equity.  The 2019 return on average equity is calculated by dividing full year 2019 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020			2019
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$222,223	$205,904	$191,743	$196,493	$198,304	$188,404	$177,644

Net premiums earned (1)	222,258	211,471	206,496	207,671	203,473	188,490	177,791
Other revenues (2)	20,780	24,606	22,344	21,091	22,914	23,402	22,735
Total revenues	243,038	236,077	228,840	228,762	226,387	211,892	200,526

Losses and expenses:
Provision for losses and LAE	55,280	175,877	8,063	10,929	9,990	4,960	7,107
Other underwriting and operating expenses	37,100	38,819	41,947	41,231	41,588	41,520	41,030
Interest expense	2,227	2,566	2,132	2,218	2,584	2,679	2,670
Total losses and expenses	94,607	217,262	52,142	54,378	54,162	49,159	50,807

Income before income taxes	148,431	18,815	176,698	174,384	172,225	162,733	149,719
Income tax expense (3)	23,895	3,435	27,175	27,426	27,595	26,328	21,999
Net income	$124,536	$15,380	$149,523	$146,958	$144,630	$136,405	$127,720

Earnings per share:
Basic	$1.11	$0.15	$1.53	$1.50	$1.48	$1.39	$1.31
Diluted	1.11	0.15	1.52	1.49	1.47	1.39	1.30

Weighted average shares outstanding:
Basic	111,908	102,500	97,949	97,830	97,822	97,798	97,595
Diluted	112,134	102,605	98,326	98,376	98,257	98,170	98,104

Other Data:
Loss ratio (4)	24.9%	83.2%	3.9%	5.3%	4.9%	2.6%	4.0%
Expense ratio (5)	16.7	18.4	20.3	19.9	20.4	22.0	23.1
Combined ratio	41.6%	101.5%	24.2%	25.1%	25.3%	24.7%	27.1%

Return on average equity (annualized)	13.5%	1.8%	19.6%	20.1%	20.8%	20.9%	20.9%

(1) Net premiums earned also includes premiums earned on GSE and other risk share. See Exhibit F.
(2) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. Other revenues for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 include net favorable (unfavorable) changes of ($677), $2,502, ($4,200), ($3,585), ($760), $1,160 and $1,424, respectively, in the fair value of these embedded derivatives.

(3) Income tax expense for the three months ended March 31, 2020 and 2019 was reduced by $620 and $1,956, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

						Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020			2019
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$36,664,583	$28,163,212	$13,549,299	$15,839,836	$18,719,876	$17,973,505	$10,945,307
New risk written	8,938,544	6,875,250	3,384,171	3,966,363	4,695,611	4,485,217	2,713,389

Bulk:
New insurance written	$—	$—	$151	$—	$6,133	$29,524	$55,002
New risk written	—	—	24	—	842	2,129	6,542

Total:
Average gross premium rate (6)	0.51%	0.53%	0.51%	0.51%	0.52%	0.51%	0.50%
Average net premium rate (7)	0.46%	0.48%	0.48%	0.49%	0.49%	0.49%	0.48%
New insurance written	$36,664,583	$28,163,212	$13,549,450	$15,839,836	$18,726,009	$18,003,029	$11,000,309
New risk written	$8,938,544	$6,875,250	$3,384,195	$3,966,363	$4,696,453	$4,487,346	$2,719,931
Insurance in force (end of period)	$190,811,292	$174,646,273	$165,615,503	$164,005,853	$160,962,192	$153,317,157	$143,181,641
Gross risk in force (end of period) (8)	$47,838,668	$43,993,989	$41,865,977	$41,402,950	$40,540,289	$38,531,090	$35,925,830
Risk in force (end of period)	$41,219,216	$39,113,879	$38,290,022	$38,947,857	$38,784,584	$37,034,687	$34,744,417
Policies in force	781,836	733,651	706,714	702,925	693,085	666,705	629,808
Weighted average coverage (9)	25.1%	25.2%	25.3%	25.2%	25.2%	25.1%	25.1%
Annual persistency	64.2%	67.9%	73.9%	77.5%	82.1%	84.8%	85.1%

Loans in default (count)	35,464	38,068	5,841	5,947	5,232	4,405	4,096
Percentage of loans in default	4.54%	5.19%	0.83%	0.85%	0.75%	0.66%	0.65%

Other Risk in Force
GSE and other risk share (10)	$1,216,353	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$225,000	$225,000	$225,000	$225,000
Undrawn committed capacity	$75,000	$75,000	$75,000	$275,000	$275,000	$275,000	$275,000
Weighted average interest rate (end of period)	1.90%

(6) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(7) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(8) Gross risk in force includes risk ceded under third-party reinsurance.
(9) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(10) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
($ in thousands)
>=760	$16,887,062	46.1%	$7,467,620	39.9%	$34,706,705	44.3%	$19,251,937	40.4%
740-759	6,557,520	17.9	3,286,476	17.5	14,316,011	18.3	8,272,424	17.4
720-739	5,238,462	14.3	2,800,181	15.0	11,609,703	14.8	6,938,374	14.6
700-719	4,187,254	11.4	2,202,659	11.8	9,024,266	11.5	5,695,567	11.9
680-699	2,131,994	5.8	1,570,179	8.4	5,127,817	6.5	4,013,107	8.4
<=679	1,662,291	4.5	1,392,761	7.4	3,592,592	4.6	3,467,279	7.3
Total	$36,664,583	100.0%	$18,719,876	100.0%	$78,377,094	100.0%	$47,638,688	100.0%

Weighted average credit score	751		744		749		744

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
($ in thousands)
85.00% and below	$6,815,158	18.6%	$2,126,071	11.4%	$13,807,437	17.6%	$5,789,334	12.2%
85.01% to 90.00%	11,324,610	30.9	5,288,027	28.2	24,391,509	31.1	13,089,688	27.5
90.01% to 95.00%	14,781,544	40.3	7,896,661	42.2	31,382,298	40.1	20,081,707	42.1
95.01% and above	3,743,271	10.2	3,409,117	18.2	8,795,850	11.2	8,677,959	18.2
Total	$36,664,583	100.0%	$18,719,876	100.0%	$78,377,094	100.0%	$47,638,688	100.0%

Weighted average LTV	91%		92%		91%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
Single Premium policies		8.6%		10.8%		9.5%		11.3%
Monthly Premium policies		91.4		89.2		90.5		88.7
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
Purchase		61.1%		79.6%		60.0%		83.3%
Refinance		38.9		20.4		40.0		16.7
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	September 30, 2020		June 30, 2020		September 30, 2019
($ in thousands)
>=760	$78,923,142	41.4%	$71,570,804	41.0%	$67,408,766	41.9%
740-759	33,229,396	17.4	30,265,718	17.3	27,178,330	16.9
720-739	28,496,228	15.0	26,130,764	15.0	23,459,055	14.6
700-719	22,748,385	11.9	20,721,839	11.9	18,728,884	11.6
680-699	15,302,772	8.0	14,545,011	8.3	13,418,919	8.3
<=679	12,111,369	6.3	11,412,137	6.5	10,768,238	6.7
Total	$190,811,292	100.0%	$174,646,273	100.0%	$160,962,192	100.0%

Weighted average credit score	745		745		745

Gross RIF by FICO score	September 30, 2020		June 30, 2020		September 30, 2019
($ in thousands)
>=760	$19,606,502	41.0%	$17,871,881	40.6%	$16,877,750	41.6%
740-759	8,395,009	17.5	7,672,436	17.4	6,857,369	16.9
720-739	7,251,499	15.2	6,673,863	15.2	5,980,949	14.8
700-719	5,738,412	12.0	5,246,989	11.9	4,743,360	11.7
680-699	3,853,734	8.0	3,693,448	8.4	3,406,811	8.4
<=679	2,993,512	6.3	2,835,372	6.5	2,674,050	6.6
Total	$47,838,668	100.0%	$43,993,989	100.0%	$40,540,289	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2020		June 30, 2020		September 30, 2019
($ in thousands)
85.00% and below	$23,979,065	12.6%	$19,874,830	11.4%	$16,918,870	10.5%
85.01% to 90.00%	55,453,633	29.1	50,446,645	28.9	46,021,398	28.6
90.01% to 95.00%	84,573,433	44.3	79,112,541	45.3	75,528,177	46.9
95.01% and above	26,805,161	14.0	25,212,257	14.4	22,493,747	14.0
Total	$190,811,292	100.0%	$174,646,273	100.0%	$160,962,192	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	September 30, 2020		June 30, 2020		September 30, 2019
($ in thousands)
85.00% and below	$2,759,320	5.8%	$2,292,935	5.2%	$1,953,058	4.8%
85.01% to 90.00%	13,307,205	27.8	12,120,308	27.6	11,065,886	27.3
90.01% to 95.00%	24,391,376	51.0	22,760,884	51.7	21,633,852	53.4
95.01% and above	7,380,767	15.4	6,819,862	15.5	5,887,493	14.5
Total	$47,838,668	100.0%	$43,993,989	100.0%	$40,540,289	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2020		June 30, 2020		September 30, 2019
($ in thousands)
FRM 30 years and higher	$180,135,430	94.4%	$165,143,246	94.5%	$151,594,009	94.2%
FRM 20-25 years	3,945,019	2.1	3,277,847	1.9	2,872,964	1.8
FRM 15 years	4,417,092	2.3	3,660,888	2.1	3,367,326	2.1
ARM 5 years and higher	2,313,751	1.2	2,564,292	1.5	3,127,893	1.9
Total	$190,811,292	100.0%	$174,646,273	100.0%	$160,962,192	100.0%

							Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2020			2019
($ in thousands)	September 30	June 30	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Premiums earned	$11,132	$10,655	$10,778	$9,867	$9,284	$8,622	$7,894

Risk in Force	$1,216,353	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Weighted average credit score	747	746	746	745	746	748	747
Weighted average LTV	84%	85%	85%	85%	85%	85%	85%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2020

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$7,269,635	12.0%	41,790	83.4%	69.3%	4.0%	13.0%	44.8%	3.3%	2,213	5.30%
2015	26,193,656	6,744,380	25.7	35,079	85.8	62.4	3.0	15.7	42.5	4.5	1,940	5.53
2016	34,949,319	13,401,895	38.3	64,585	86.0	61.3	7.6	14.0	45.1	6.2	3,750	5.81
2017	43,858,322	19,575,798	44.6	95,783	88.9	62.3	15.9	17.4	40.3	9.4	6,591	6.88
2018	47,508,525	22,549,067	47.5	105,062	92.8	64.6	20.7	17.7	37.1	15.4	8,054	7.67
2019	63,569,183	45,236,714	71.2	177,594	81.9	62.0	19.6	16.9	37.7	28.7	10,531	5.93
2020 (through September 30)	78,377,245	76,033,803	97.0	261,943	59.9	51.4	11.4	11.2	44.0	23.9	2,385	0.91
Total	$355,125,101	$190,811,292	53.7	781,836	75.6	58.4	14.0	14.4	41.4	8.9	35,464	4.54

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
September 30, 2020
($ in thousands)
Excess of Loss Reinsurance
			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (5)
2015 & 2016	$19,182,623	$5,179,608	$333,844	$—	$333,844	$216,480	$—	$216,480	$—	$208,111	$207,813	$1,245	$4,532	$133,695
2017	19,040,243	4,851,958	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	219,220	2,708	8,862	152,007
2018	22,096,001	5,601,015	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	251,614	3,357	10,935	232,059
2019 (3)	26,346,557	6,698,195	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,509	3,057	8,499	376,386
Total	$86,665,424	$22,330,776	$1,727,329	$338,919	$2,066,248	$1,280,029	$296,413	$1,576,442	$—	$902,048	$894,156	$10,367	$32,828	$894,147

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (5)
2019 & 2020	(4)	$94,074,498	$23,215,840	$20,635,915	$5,043,010	$4,154	$11,850	$3,316	$6,426	$10,800	$24,716	$336,170

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(5) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2020	June 30, 2020	September 30, 2019
CA	11.2%	10.6%	9.8%
TX	9.6	9.4	8.3
FL	8.5	8.2	7.7
CO	4.1	3.9	3.6
WA	3.9	4.0	4.5
AZ	3.5	3.5	3.2
IL	3.5	3.5	3.7
NJ	3.4	3.5	3.6
VA	3.2	3.2	3.2
GA	3.1	3.1	3.3
All Others	46.0	47.1	49.1
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2020	June 30, 2020	September 30, 2019
CA	11.0%	10.3%	9.6%
TX	9.9	9.7	8.6
FL	8.7	8.4	7.9
CO	4.0	3.8	3.5
WA	3.9	4.0	4.5
AZ	3.4	3.4	3.2
IL	3.4	3.4	3.6
NJ	3.3	3.4	3.6
VA	3.1	3.2	3.2
GA	3.1	3.2	3.3
All Others	46.2	47.2	49.0
Total	100.0%	100.0%	100.0%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019
Beginning default inventory	38,068	4,405	5,947	4,024
Plus: new defaults	12,614	3,711	53,904	9,478
Less: cures	(15,135)	(2,776)	(24,032)	(7,958)
Less: claims paid	(67)	(103)	(329)	(297)
Less: rescissions and denials, net	(16)	(5)	(26)	(15)
Ending default inventory	35,464	5,232	35,464	5,232

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2020	2019	2020	2019
Reserve for losses and LAE at beginning of period	$250,890	$55,138	$69,362	$49,464
Less: Reinsurance recoverables	7,761	—	71	—
Net reserve for losses and LAE at beginning of period	243,129	55,138	69,291	49,464
Add provision for losses and LAE occurring in:
Current period	56,372	14,722	253,567	37,904
Prior years	(1,092)	(4,732)	(14,347)	(15,847)
Incurred losses and LAE during the period	55,280	9,990	239,220	22,057
Deduct payments for losses and LAE occurring in:
Current period	205	412	494	657
Prior years	2,365	3,280	12,178	9,428
Loss and LAE payments during the period	2,570	3,692	12,672	10,085
Net reserve for losses and LAE at end of period	295,839	61,436	295,839	61,436
Plus: Reinsurance recoverables	11,898	—	11,898	—
Reserve for losses and LAE at end of period	$307,737	$61,436	$307,737	$61,436

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019
Number of claims paid	67	103	329	297
Total amount paid for claims (in thousands)	$2,557	$3,584	$12,432	$9,691
Average amount paid per claim (in thousands)	$38	$35	$38	$33
Severity	77%	71%	78%	73%

					Exhibit J, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims
U.S. Mortgage Insurance Portfolio

	September 30, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	9,237	26%	$58,296	21%	$554,524	11%
Four to eleven payments	25,290	71	194,892	69	1,697,419	11
Twelve or more payments	891	3	24,842	9	48,612	51
Pending claims	46	—	2,417	1	2,840	85
Total case reserves (1)	35,464	100%	280,447	100%	$2,303,395	12
IBNR			21,034
LAE			5,538
Total reserves for losses and LAE (1)			$307,019

Average reserve per default:
Case			$7.9
Total			$8.7

Default Rate	4.54%

(1) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $718.

	December 31, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,310	56%	$15,793	25%	$177,238	9%
Four to eleven payments	2,035	34	28,006	44	108,743	26
Twelve or more payments	473	8	13,549	22	27,152	50
Pending claims	129	2	5,832	9	6,777	86
Total case reserves (2)	5,947	100%	63,180	100%	$319,910	20
IBNR			4,738
LAE			1,265
Total reserves for losses and LAE (2)			$69,183

Average reserve per default:
Case			$10.6
Total			$11.6

Default Rate	0.85%

(2) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $179.

	September 30, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,071	59%	$15,212	27%	$162,459	9%
Four to eleven payments	1,665	32	24,588	44	89,965	27
Twelve or more payments	416	8	12,600	22	24,503	51
Pending claims	80	1	3,723	7	4,227	88
Total case reserves (3)	5,232	100%	56,123	100%	$281,154	20
IBNR			4,209
LAE			1,014
Total reserves for losses and LAE (3)			$61,346

Average reserve per default:
Case			$10.7
Total			$11.7

Default Rate	0.75%

(3) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $90.

				Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$229,417	5.1%	$242,206	7.2%
U.S. agency securities	14,640	0.3	33,605	1.0
U.S. agency mortgage-backed securities	956,581	21.2	848,334	25.3
Municipal debt securities	493,673	11.0	361,638	10.8
Non-U.S. government securities	60,752	1.4	54,995	1.7
Corporate debt securities	985,384	21.9	880,301	26.3
Residential and commercial mortgage securities	366,227	8.1	288,281	8.6
Asset-backed securities	442,723	9.8	326,025	9.7
Money market funds	952,952	21.2	315,362	9.4
Total investments available for sale	$4,502,349	100.0%	$3,350,747	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,665,634	59.2%	$1,817,905	54.2%
Aa1	175,114	3.9	109,122	3.3
Aa2	223,475	5.0	145,282	4.3
Aa3	213,770	4.7	159,599	4.8
A1	229,925	5.1	206,643	6.2
A2	278,661	6.2	183,780	5.5
A3	213,041	4.7	191,933	5.7
Baa1	251,954	5.6	232,490	6.9
Baa2	177,633	3.9	179,664	5.4
Baa3	43,850	1.0	65,119	1.9
Below Baa3	29,292	0.7	59,210	1.8
Total investments available for sale	$4,502,349	100.0%	$3,350,747	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$2,009,570	44.6%	$1,038,782	31.0%
1 to < 2 Years	431,317	9.6	306,148	9.1
2 to < 3 Years	377,331	8.4	348,708	10.4
3 to < 4 Years	334,656	7.4	361,147	10.8
4 to < 5 Years	381,525	8.5	443,382	13.2
5 or more Years	967,950	21.5	852,580	25.5
Total investments available for sale	$4,502,349	100.0%	$3,350,747	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2020	1.83%
Nine months ended September 30, 2020	2.15%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2020	$684,959
As of December 31, 2019	$98,376

		Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	September 30, 2020	December 31, 2019
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,581,136	$2,335,828

Combined net risk in force (2)	$29,821,246	$29,460,191

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	12.0:1	13.1:1
Essent Guaranty of PA, Inc.	2.0:1	2.9:1
Combined (4)	11.6:1	12.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$2,720,432	$2,337,086
Minimum Required Assets	1,739,479	1,499,369
PMIERs excess Available Assets	$980,953	$837,717

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,061,546	$939,360

Net risk in force (2)	$12,312,124	$10,314,942

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.

Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is the basis for measures used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units and dividend equivalent units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of September 30, 2020, December 31, 2019 and September 30, 2019, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of September 30, 2020, December 31, 2019 and September 30, 2019 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2020	December 31, 2019	September 30, 2019

Numerator:
Total Stockholders' Equity (Book Value)	$3,746,544	$2,984,845	$2,855,170

Subtract: Accumulated Other Comprehensive Income	132,434	56,187	62,727

Adjusted Book Value	$3,614,110	$2,928,658	$2,792,443

Denominator:
Total Common Shares Outstanding	112,423	98,394	98,385

Add: Restricted Share Units and Dividend Equivalent Units Outstanding	511	356	366

Total Common Shares and Share Units Outstanding	112,934	98,750	98,751

Adjusted Book Value per Share	$32.00	$29.66	$28.28